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EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report with respect to the financial statements of Global Partners LP dated June 30, 2005 included in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Global Partners LP dated August 3, 2005.

                      /s/ ERNST & YOUNG LLP

Boston, Massachusetts
August 3, 2005

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM